UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

      March 21, 2014

MYSKIN, INC.
(Exact name of registrant as specified in charter)

California
(State or other Jurisdiction of Incorporation or Organization)

000-54582	10235 Woodrose Lane Highlands Ranch, CO 80129	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(303) 904-9296
(Registrant’s telephone number, including area code)

816 Acoma Street, # 1607 Denver, CO 80204
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 21, 2014, MySkin, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company has approved a four-for-one stock split of the Company’s common stock.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

No.	Description

99.1	MySkin, Inc. Press Release dated March 21, 2014 announcing four-for-one stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYSKIN, INC.

Date:  March 21, 2014

By:

/s/ Paul Enright

Paul Enright

President

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